AMENDMENT NUMBER TWO TO AMENDED AND RESTATED
                        LOAN AND SECURITY AGREEMENT
                           LIVE HOME VIDEO, INC.

This Amendment Number Two To Amended And Restated Loan And Security Agreement (this "Amendment") is entered into as of July 18, 1995, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, on the one hand, and LIVE HOME VIDEO INC., a Delaware corporation ("LHV"), LIVE FILM AND MEDIAWORKS INC. (formerly known as INTERNATIONAL VIDEO PRODUCTIONS INC.), a California corporation ("LFM"), LIVE ENTERTAINMENT INTERNATIONAL INC., a Delaware corporation ("LEI"), LIVE AMERICA INC., a Delaware corporation ("LAI") and VESTRON INC., a Delaware corporation ("VESTRON"), each with its chief executive office located at 15400 Sherman Way, Suite 500, Van Nuys, California 91406 (sometimes individually referred to herein as "Borrowers," and collectively as the Borrowers"), in light of the following facts:

                                  FACTS

FACT ONE:       Borrowers and Foothill have previously entered
into that certain Amended And Restated Loan And Security
Agreement dated November 14, 1994 (the "Agreement").

FACT TWO:      Borrowers and Foothill desire to amend the
Agreement as provided herein. Terms defined in the Agreement which are used herein shall have the same meanings as set forth in the Agreement, unless otherwise specified.

NOW, THEREFORE, Borrowers and Foothill hereby modify and amend the Agreement as follows:

1. Section 1.1 of the Agreement is hereby amended to revise Subsection (iii) of the Definition of "Permitted Payments" in its entirety to read as follows: "(iii) redeem or repurchase of up to Eleven Million Five Hundred Thousand Dollars ($11,500,000) in liquidation value (1,150,000 shares) of LIVE's Series B Preferred Stock so long as after giving effect to any such redemption or repurchase, Borrowers will not have less than Five Million Dollars ($5,000,000) of borrowing availability under this Agreement,"

2. Borrowers shall pay to Foothill a fee of $2,250. Said fee shall be fully-earned, non-refundable, and due and payable on the date of signing and delivery of this Amendment by Borrowers to Foothill.

3. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as supplemented, amended and modified, shall remain in full force and effect.

This Amendment No. Two to Loan And Security Agreement amends, supercedes and replaces in its entirety that certain Amendment
No. Two to Amended and Restated Loan And Security Agreement dated as of July 11, 1995.

IN WITNESS WHEREOF, Borrowers and Foothill have executed this
Amendment as of the day and year first written above.

     FOOTHILL CAPITAL, CORPORATION      LIVE HOME VIDEO, INC.


     By                                 By
       -------------------------           -------------------------
          Lisa M. Gonzales
     Its  Assistant Vice President      Its
                                           -------------------------

     LIVE FILM AND MEDIAWORKS INC.      LIVE ENTERTAINMENT
     (formerly known as INTERNATIONAL   INTERNATIONAL INC.
     VIDEO PRODUCTIONS INC.)

     By                                 By
       -------------------------          -------------------------

     Its                                Its
        ------------------------           ------------------------

     LIVE AMERICA INC.                  VESTRON INC.

     By                                 By
       -------------------------          -------------------------

    Its                                 Its
       -------------------------           ------------------------


By its acceptance below as of this 11th day of July, 1995, the undersigned guarantor hereby reaffirms its Continuing Guaranty dated November 16, 1994, and consents to the above-stated terms.

                                        LIVE ENTERTAINMENT INC.

                                        By
                                          -------------------------

                                        Its
                                           ------------------------

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By its acceptance below as of this 11th day of July, 1995, the undersigned guarantor hereby reaffirms its Continuing Guaranty dated November 16, 1994 and consents to the above-stated terms.

                                        LIVE VENTURES INC.

                                        By
                                          -------------------------

                                        Its
                                          -------------------------